EXHIBIT 10.28.1
                                                    ---------------




              TRADEMARK SECURITY AGREEMENT



     THIS TRADEMARK SECURITY AGREEMENT (as such agreement may be amended, supplemented or otherwise modified from time to time,

this "Trademark Security Agreement") made as of June 30, 1998, by
      ----------------------------
ANNTAYLOR, INC., a Delaware corporation, with its principal place of business located at 142 West 57th Street, New York, New York

10019 (the "Borrower"), in favor of BANK OF AMERICA NATIONAL
            --------
TRUST AND SAVINGS ASSOCIATION ("Bank of America"), with an office
                                ---------------
located at 1455 Market Street, San Francisco, California 94103,

in its capacity as the Administrative Agent for the Lenders under the Credit Agreement (as defined below) (in such capacity, the

"Administrative Agent").
 --------------------


                        R E C I T A L S:

     The Borrower, certain financial institutions currently and in the future to be parties to the Credit Agreement (such

financial institutions being collectively, the "Lenders"), the

Administrative Agent, BancAmerica Robertson Stephens, as Arranger

(in such capacity, the "Arranger"), Citicorp USA and First Union
                        --------
Capital Markets, in their respective capacities as Syndication

Agents (in such capacities, the "Syndication Agents"), and Bank
                                 ------------------
of America National Trust and Savings Association, Citibank, N.A.

and First Union National Bank, in their respective capacities as

Issuing Banks (in such capacities, the "Issuing Banks"), have
                                        -------------
entered into a certain Credit Agreement, dated as of June 30,

1998 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), which
                                 -----------------
provides for the Lenders to make Loans to the Borrower and for the Issuing Banks to issue Letters of Credit for the account of the Borrower.  It is a condition precedent to the making of Loans and the issuance of Letters of Credit under the Credit Agreement that the Borrower shall have executed and delivered this

Trademark Security Agreement.



     NOW, THEREFORE, in consideration of the above premises and in order to induce the Lenders to make Loans and each Issuing

Bank to issue Letters of Credit under the Credit Agreement, the

Borrower hereby agrees with the Administrative Agent for its benefit, for the benefit of the Lenders, the Issuing Banks, the

Arranger and the Syndication Agents, as follows:



     1.   Defined Terms.
          -------------

     (a)  Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified in the Credit Agreement.



     (b)  The words "hereof," "herein" and "hereunder" and words
                     ------     -----       ---------
of like import when used in this Trademark Security Agreement shall refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security

Agreement, and section references are to sections in this

Trademark Security Agreement unless otherwise specified.


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                                  -2-

     (c)  All terms defined in this Trademark Security Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.
            ---- -----


     2.   Security Interest in Trademarks.
          -------------------------------



        To secure the prompt and complete payment, observance and

performance when due (whether at the stated maturity, by

acceleration or otherwise) of all the Obligations, the Borrower hereby assigns and pledges to the Administrative Agent, and

hereby grants to the Administrative Agent for its benefit and the benefit of the Lenders, the Issuing Banks, the Arranger and the

Syndication Agents, a security interest in all of the Borrower's right, title and interest in and to the following, whether

now-owned or existing or hereafter arising or acquired and

wheresoever located (collectively, the "Collateral"):
                                        ----------


     (a)  trademarks, trademark registrations, trade names and

trademark applications for any of the foregoing in the United

States Patent and Trademark Office or in any other office or with any other official anywhere in the world or which are used in the

United States or any state, territory or possession thereof, or in any other place, nation or jurisdiction anywhere in the world,

including, without limitation, the trademarks, trademark

registrations, service marks, service mark registrations and applications listed on Annex I, attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties,

damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof,

and (iv) all rights corresponding thereto throughout the world

(all of the foregoing trademarks, and trademark registrations,

trade names, service marks, service mark registration and

applications, together with the items described in clauses (i)

through (iv) in this subparagraph (a), are sometimes hereinafter
                     ------------
individually and/or collectively referred to as the

"Trademarks");
 ----------


     (b)  license agreements with any other party in connection with any Trademarks or such other party's trademarks or trademark applications, whether the Borrower is a licensor or licensee under any such license agreement, including, but not limited to,

the license agreements listed on Annex II attached hereto and made a part hereof, and the right to prepare for sale, sell and advertise for sale, all of the inventory now or hereafter owned by the Borrower and now or hereafter covered by such license agreements (all of the foregoing being hereinafter referred to collectively as the "Licenses"); and
                     --------


     (c)  the goodwill of the Borrower's business connected with and symbolized by the Trademarks;



     3.   Restrictions on Future Agreements.
          ---------------------------------


     The Borrower agrees that until all the Obligations shall

have been satisfied in full, no Letters of Credit are outstanding and the Credit Agreement shall have been terminated, the Borrower will not, without the Administrative Agent's prior written

consent, abandon any Trademark, except as would not have a

===================================================================
                        -3-


Material Adverse Effect, or enter into any agreement, including,

without limitation, any license agreement (other than as

necessary to maintain or protect any Trademark), which is

inconsistent with the Borrower's obligations under this Trademark

Security Agreement, and the Borrower further agrees that it will not take any action, or permit any action to be taken by any other Persons to the extent that such Persons are subject to its control, including licensees, or fail to take any action, which would affect the validity, priority, perfection or enforcement of the rights transferred to the Administrative Agent under this

Trademark Security Agreement, and any such agreement or action if it shall take place shall be null and void and of no effect

whatsoever.  Nothing in this Section 3 shall be deemed to prevent
                             ---------
the Borrower from engaging in transactions permitted under

Section 8.02(a)(iv) or (vi) of the Credit Agreement.
--------------------------



     4.   New Trademarks.
          --------------


     The Borrower represents and warrants that the Trademarks and

Licenses listed on Annexes I and II constitute all of the

significant trademarks, applications, trade names, service marks,

service mark registrations and trademark registrations now owned and material license agreements entered into by the Borrower.

If, before the Obligations shall have been satisfied in full, the commitments of the Lenders to extend credit under the Credit

Agreement shall have been terminated, the Letters of Credit shall have expired or terminated and the Credit Agreement shall have been terminated, the Borrower shall, after the date hereof, (i)

obtain rights to any new trademarks, trademark registrations,

trademark applications, service marks, service mark

registrations, or trade names, (ii) become entitled to the

benefit of any trademarks, trademark registrations, trademark applications, trade names, service marks, service mark

registrations, trademark licenses or trademark license renewals or (iii) enter into any new trademark license agreements, the provisions of paragraph 2 above shall automatically apply
              -----------
thereto, and the Borrower shall give to the Administrative Agent prompt written notice thereof of all new trademark registrations and applications.  The Borrower hereby authorizes the

Administrative Agent to modify this Trademark Security Agreement by amending Annex I or II to include any future trademarks,

trademark applications, trade names, service marks, service mark registrations, trademark registrations or license agreements that are the Trademarks or the Licenses, under paragraph 2 above or
                                          ------------
under this paragraph 4.
           -----------


     5.   Additional Representations and Warranties.
          -----------------------------------------

     The Borrower hereby represents, warrants, covenants and

agrees that:



     (a)  Except as otherwise provided or permitted herein or in the Credit Agreement, it is and will continue to be the owner of all its right, title and interest in the Collateral so long as the Trademarks and Licenses shall continue in force.  The

Trademarks and Licenses are and shall continue to be free from any Lien in favor of a Person except for those Liens permitted by

Section 8.02 of the Credit Agreement.
------------

====================================================================
                            -4-


     (b)  It has the full right and power to grant the security interest in the Collateral made hereby.



     (c)  It has made no previous assignment, transfer or

agreements in conflict herewith or constituting a present or future assignment, transfer, or encumbrance on any of the

Collateral.



     (d)  So long as any Obligations remain outstanding under the

Credit Agreement, the commitments of the Lenders to extend credit under the Credit Agreement have not been terminated, any Letter of Credit remains outstanding and the Credit Agreement has not terminated, it will not execute, and there will not be on file in any public office, any effective financing statement or other document or instrument covering the Collateral except as

otherwise contemplated or permitted hereby or by the Credit

Agreement and the other Loan Documents.



     (e)  Subject to any limitation stated therein or in

connection therewith, all information furnished to the

Administrative Agent concerning the Collateral and proceeds

thereof, for the purpose of obtaining credit or an extension of credit, is, or will be at the time the same is furnished,

accurate and correct in all material respects.




     (f)  To the best of the Borrower's knowledge and belief

following diligent inquiry, no infringement or unauthorized use presently is being made of any of the Trademarks or Licenses which has or may reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect.  The Borrower has advised the Administrative Agent of the existence of material

restrictions on the use of the Trademark and Licenses as may be

contained in the Borrower's franchise agreements and license agreements relating to the use of the Trademarks and Licenses.



     (g)  The Borrower will not sell, assign or otherwise

transfer any of its right, title or interest in any of the

Collateral except as permitted by the Credit Agreement and

provided that to the extent it sells, assigns or otherwise

transfers any of its right, title or interest in any of the

Collateral to any Subsidiary Guarantor, such Subsidiary Guarantor shall have (i) entered into a trademark security agreement

substantially similar in form and substance to this Agreement and

(ii) taken all other actions necessary or desirable to perfect such security interest, including, without limitation, any

filings with the United States Patent and Trademark Office, any filings and registrations with the United States Copyright Office and any filings under the Uniform Commercial Code in effect in each relevant jurisdiction.



     6.   Royalties; Term.
          ----------------

     (a) The Borrower hereby agrees that any rights granted

hereunder to the Administrative Agent for the benefit of the

Administrative Agent, the Lenders, the Issuing Banks, the

Arranger and the Syndication Agents with respect to all the

Collateral as described above shall be worldwide and without any liability for royalties or other related charges from the

Administrative Agent to the Borrower.

================================================================
                          -5-



     (b) The term of the security interest granted herein shall extend until the earlier of (i) the expiration or abandonment of each of the Trademarks and Licenses subject to this Trademark

Security Agreement, or (ii) the payment in full of the

Obligations, the termination of the commitments of the Lenders to extend credit under the Credit Agreement, the termination or expiration of all Letters of Credit and the termination of the

Credit Agreement.



     7.   The Administrative Agent's Right to Inspect.
          --------------------------------------------

     Subject to Section 7.06 of the Credit Agreement, the

Administrative Agent and the Lenders shall have the right, at any time and from time to time, to inspect the Borrower's premises and to examine the Borrower's books, records and operations,

including, without limitation, the Borrower's merchandise quality control processes upon reasonable notice and at such reasonable times and as often as may be reasonably requested.  The Borrower agrees (i) not to sell or assign its interest in, or grant any license under, the Collateral without the prior written consent of the Administrative Agent except as otherwise permitted under

Sections 8.02 and 8.03 of the Credit Agreement; and (ii) to

maintain the quality of any and all merchandise in connection with which the Trademarks are used, substantially consistent with or better than the quality of said merchandise as of the date hereof.



     8.   Termination of Security Interest.
          --------------------------------

     This Trademark Security Agreement is made for collateral

purposes only. Upon payment in full of the Obligations, the termination of the commitments of the Lenders to extend credit under the Credit Agreement, the termination or expiration of all outstanding Letters of Credit and termination of the Credit

Agreement, the Administrative Agent shall, at the Borrower's sole cost and expense, execute and deliver to the Borrower all

termination statements, releases or other instruments as may be necessary or proper to re-vest in the Borrower (without recourse to or warranty by the Administrative Agent) full title to the

Collateral granted hereby, subject to any disposition thereof which may have been made by the Administrative Agent pursuant hereto or pursuant to the Credit Agreement.



     9.   Duties of the Borrower.
          ----------------------

     The Borrower shall have the duty (i) to prosecute diligently any trademark application that is part of the Trademarks pending as of the date hereof or thereafter until the obligations shall have been paid in full, (ii) to make applications on trademarks,

as appropriate, and (iii) to preserve and maintain all rights in trademark applications, trademarks, trademark registrations,

service marks, and service mark registrations, that are part of the Trademarks except, in the case of (i) or (iii), where the failure to do so would not have or be reasonably expected to have a Material Adverse Effect.  Any expenses incurred in connection with such applications shall be borne by the Borrower.  The

Borrower agrees to retain an experienced trademark attorney for the filing and prosecution of all such applications and other proceedings.  The Borrower shall not abandon any right to file a trademark application in the United States or any pending

trademark application in any country without the prior written consent of the Administrative Agent except as would not have or

===================================================================

                                 -6-


be reasonably expected to have a Material Adverse Effect.  If the

Borrower fails to comply with any of the foregoing duties, the

Administrative Agent shall have the right (but shall not be

obligated) to do so in the Borrower's name to the extent

permitted by law, but at the Borrower's expense, and the Borrower hereby agrees to reimburse the Administrative Agent in full for all expenses, including the fees and disbursements of counsel incurred by the Administrative Agent in protecting, defending and maintaining the Collateral.  In the event that the Borrower shall fail to pay when due any fees required to be paid by it

hereunder, or shall fail to discharge any Lien prohibited hereby,

or shall fail to comply with any other duty hereunder, the

Administrative Agent may, but shall not be required to, pay,

satisfy, discharge or bond the same for the account of the

Borrower, and all monies so paid out shall be Obligations of the

Borrower repayable on demand, together with interest at the

fluctuating rate applicable to Base Rate Loans under the Credit

Agreement.




     10.  The Administrative Agent's Right to Sue.
          ---------------------------------------

     From and after the occurrence and during continuance of an

Event of Default, the Administrative Agent shall have the right,

but shall in no way be obligated, to bring suit in its own name for its own benefit and for the benefit of the Lenders and the

Issuing Banks to enforce the Trademarks and Licenses, and if the

Administrative Agent shall commence any such suit, the Borrower shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all proper documents required by the Administrative Agent in aid of such enforcement.  The

Borrower shall, upon demand, promptly reimburse the

Administrative Agent for all costs and expenses incurred by

Administrative Agent pursuant to the terms of the Credit

Agreement.



     11.  Waivers.
          -------

     No course of dealing among the Borrower, the Administrative

Agent, the Lenders, the Issuing Banks, the Arranger, the

Syndication Agents or any of them, and no failure to exercise,

nor any delay in exercising, on the part of the Administrative

Agent, the Lenders, the Issuing Banks, the Arranger, the

Syndication Agents, any right, power or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or

privilege hereunder or thereunder preclude any other or further exercise thereof the exercise of any other right, power or

privilege.




     12.  Cumulative Remedies; Power of Attorney; Effect On Other
          -------------------------------------------------------
Agreements.
----------


     All of the Administrative Agent's rights and remedies with respect to the Collateral, whether established hereby, by the

Credit Agreement, by the Collateral Documents, by any other

agreements or by law shall be cumulative and may be exercised singularly or concurrently.  Upon the occurrence and during the continuance of an Event of Default and the giving by the

Administrative Agent of written notice to the Borrower of the

Administrative Agent's intention to enforce its right and claims against the Borrower, the Borrower hereby authorizes the

Administrative Agent to make, constitute and appoint any officer or agent of the Administrative Agent as the Administrative Agent

may select, in its sole discretion, as the Borrower's true and

===================================================================
                          -7-


lawful attorney-in-fact, with power (but not the obligation) to

(i) endorse the Borrower's name on all applications, documents,

papers and instruments necessary or desirable for the

Administrative Agent in the use of the Collateral, or (ii) take any other actions with respect to the Collateral as the

Administrative Agent deems in the best interest of the

Administrative Agent, the Lenders and the Issuing Banks or (iii)

grant or issue any exclusive or non-exclusive license under the

Collateral to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to anyone free and clear of any encumbrance upon title thereof (other than any

encumbrance created hereby).  The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by

virtue hereof.  This power of attorney shall be irrevocable until the Obligations have been paid in full, the commitments of the

Lenders to extend credit under the Credit Agreement have been terminated, no Letters of Credit are outstanding and the Credit

Agreement has been terminated.  The Borrower acknowledges and agrees that this Trademark Security Agreement is not intended to limit or restrict in any way the rights and remedies of the

Administrative Agent and the Lender under the Loan Documents but rather is intended to facilitate the exercise of such rights and remedies.  The Administrative Agent, the Lenders, the Issuing

Banks, the Arranger and the Syndication Agents shall have, in addition to all other rights and remedies given it by the terms of this Trademark Security Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Collateral may be located.  Recourse to security will not be required at any time.




     13.  Binding Effect; Benefits.
          -------------------------

     This Trademark Security Agreement shall be binding upon the

Borrower and its successors and assigns, and shall inure to the benefit of the Administrative Agent, the Lenders, the Issuing

Banks, the Arranger and the Syndication Agents.  The Borrower's

successors and assigns shall include, without limitation, a

receiver, trustee or debtor-in-possession of or for the Borrower.




     14.  Expenses.
          ---------

     The Borrower shall upon written demand pay to the

Administrative Agent the amount of any and all expenses,

including the fees and disbursements of its counsel and of any experts and agents, as provided in Section 12.03 of the Credit

Agreement.




     15.  Amendments, Etc.
          ----------------

     No amendment or waiver of any provision of this Trademark

Security Agreement nor consent to any departure by the Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged therewith, and then such waiver or consent shall be effective only in the

specific instance and for the specific purpose for which given.


=================================================================
                          -8-


     16.  Notices.
          -------

     All notices and other communications provided for hereunder shall be given in the manner set forth in the Credit Agreement and to the addresses first above written or, as to each party, at such other address as may be designated by such party in a

written notice to the other party.



     17.  Applicable Law; Severability.
          -----------------------------

     This Trademark Security Agreement shall be construed in all respects in accordance with, and governed by, the laws of the

State of New York.  Whenever possible, each provision of this

Trademark Security Agreement shall be interpreted in such a

manner as to be effective and valid under applicable law, but if any provision of this Trademark Security Agreement shall be

prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Trademark Security Agreement.



     18.  Consent to Jurisdiction and Service of Process; Waiver
          ------------------------------------------------------
of Jury Trial.
-------------

     ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST EACH PARTY HERETO

WITH RESPECT TO THIS TRADEMARK SECURITY AGREEMENT OR ANY NOTE OR

ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL

COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY

EXECUTION AND DELIVERY OF THIS TRADEMARK SECURITY AGREEMENT, EACH

PARTY HERETO ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS

PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE

JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO

BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION

WITH THIS TRADEMARK SECURITY AGREEMENT OR ANY NOTE OR ANY OF THE

OTHER LOAN DOCUMENTS FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS

AVAILABLE.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE

OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION

OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR

CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED

ON THE FIRST PAGE HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN

(10) DAYS AFTER SUCH MAILING.  EACH OF BORROWER, THE

ADMINISTRATIVE AGENT, THE ARRANGER, THE SYNDICATION AGENT AND THE

LENDERS IRREVOCABLY WAIVES (A) TRIAL BY JURY IN ANY ACTION OR

PROCEEDING WITH RESPECT TO THIS TRADEMARK SECURITY AGREEMENT OR

ANY OTHER LOAN DOCUMENT, AND (B) ANY OBJECTION (INCLUDING WITHOUT

LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE

GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER
           --------------------
HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH

RESPECT TO THIS TRADEMARK SECURITY AGREEMENT OR ANY OTHER LOAN

DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE.  NOTHING HEREIN

SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER

PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER TO BRING

PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER

JURISDICTION.

=====================================================================
                             -9-


     19.  Waiver of Notice, Hearing and Bond.
          -----------------------------------

     THE BORROWER WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY

KIND PRIOR TO THE EXERCISE BY THE ADMINISTRATIVE AGENT OR THE

LENDERS OF ITS RIGHTS, FROM AND AFTER THE OCCURRENCE OF AN EVENT

OF DEFAULT, TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR

TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL.  THE BORROWER

WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE

ADMINISTRATIVE AGENT OR THE LENDERS IN CONNECTION WITH THE

JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY,

ATTACH, OR LEVY UPON THE COLLATERAL TO ENFORCE ANY JUDGMENT OR

OTHER COURT ORDER ENTERED IN FAVOR OF THE ADMINISTRATIVE AGENT OR

THE LENDER OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY

RESTRAINING ORDER PRELIMINARY OR PERMANENT INJUNCTION, THIS

TRADEMARK SECURITY AGREEMENT.




     20.  Advice of Counsel.
          -----------------

     THE BORROWER REPRESENTS TO THE ADMINISTRATIVE AGENT THAT IT

HAS DISCUSSED THIS TRADEMARK SECURITY AGREEMENT WITH ITS

ATTORNEYS.



     21.  Governing Provisions.
          --------------------

     To the extent any provisions of this Trademark Security

Agreement are inconsistent with any provisions in the Borrower

Security Agreement, the provisions of this Trademark Security

Agreement shall govern.



     22.  Section Titles.
          --------------

     The section titles herein are for convenience and reference only and shall not affect in any way the interpretation of any of the provisions hereof.


==================================================================
                          -10-



     IN WITNESS WHEREOF, the Borrower has caused this Trademark

Security Agreement to be duly executed and delivered by its

officer thereunto duly authorized as of the day first above

written.




                              ANNTAYLOR, INC.



                              By:   /s/Walter J. Parks
                                    ------------------
                              Name: Walter J. Parks
                              Title: Senior Vice President-
                                     Chief Financial Officer


Attest:


____________________________



Agreed and accepted to as of
the date first above written:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, as Administrative Agent



By:  /s/ Dietmar Schiel
     --------------------
Name:    Dietmar Schiel
Title:   Vice President

========================================================================
                             -11-



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


     The foregoing Trademark Security Agreement was

executed and acknowledged before me this 30th day of June
                                         ----        ----
1998, by Walter J. Parks personally known to me to be
         ---------------
the SVP-CFO of AnnTaylor, Inc., a Delaware
    -------
corporation, on behalf of such corporation.




(SEAL)

                                   /s/Adrienne M. Klein
                                   _________________________
                                   Notary Public
                                   New York County, New York
                                   My Commission Expires:
                                   September 8, 1999